Exhibit 99.1

NEWS RELEASE

For Immediate Release:
February 28, 2017

Investors: Scott Lamb, +1 832 513 1068, Scott.Lamb@CBI.com
Media: Gentry Brann, +1 832 513 1031, Gentry.Brann@CBI.com

CB&I Reports 2016 Fourth Quarter and Full-Year Financial Results
Strong Operating Cash Flow for Quarter and Full Year

THE WOODLANDS, Texas – February 28, 2017 - CB&I (NYSE: CBI) today reported financial results for the fourth quarter and full year 2016.
For the fourth quarter, adjusted net income was $85.6 million, or $0.85 per diluted share. Adjusted operating income was $34.6 million, or 1.4 percent of revenue. Revenue was $2.5 billion, and new awards were $1.4 billion. Net cash provided by operating activities and advance payments from unconsolidated joint ventures totaled $168.4 million for the quarter.
For the year, adjusted net income was $438.1 million, or $4.23 per diluted share. Adjusted operating income was $658.2 million, or 6.2 percent of revenue. Revenue was $10.7 billion. Net cash provided by operating activities and advance payments from unconsolidated joint ventures totaled $801.5 million. New awards were $7.1 billion, resulting in a backlog of $18.5 billion at the end of 2016.
"The fourth quarter was impacted by charges for material increases in cost-to-complete estimates in our Engineering & Construction and Fabrication Services operating groups," said Philip K. Asherman, CB&I's President and Chief Executive Officer. "Despite this result, operating cash flow was extremely strong both in the quarter and for the year. In addition, upon financial close we will allocate the entire proceeds from the recently announced divestiture of our Capital Services business to reducing debt consistent with our stated objective of optimizing the balance sheet for future growth. I'm optimistic that stability in commodity prices and continuing development of major capital programs, particularly in North America and the Middle East, will result in resumption of substantial backlog growth by mid-year of 2017."
CB&I announced guidance for 2017 as follows:

•	Revenue: $9.5 billion - $10.5 billion

•	Earnings Per Share (diluted): $4.00 - $4.60
The following tables include a reconciliation of GAAP financial results to adjusted financial results for the fourth quarter and full year 2016, which exclude a non-cash goodwill impairment charge for the company's Capital Services business and a non-cash charge relating to a reserve for the deferred purchase price consideration associated with the 2015 sale of the company's nuclear operations. Adjusted results for 2015 exclude the results of the nuclear power construction business, which was sold on December 31, 2015, as well as the related disposition charges incurred as a result of the sale.

Earnings Conference Call
CB&I will host a webcast on February 28 at 4:00 p.m. Central time (5:00 p.m. Eastern time) to discuss financial and operating results and answer questions from investors. The webcast will be available on the Investor Relations page of www.CBI.com.
About CB&I
CB&I (NYSE:CBI) is a leading provider of technology and infrastructure for the energy industry. With over 125 years of experience and the expertise of more than 40,000 employees, CB&I provides reliable solutions to our customers around the world while maintaining a relentless focus on safety and an uncompromising standard of quality. For more information, visit www.CBI.com.
Important Information For Investors And Shareholders
Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements regarding CB&I and represents our expectations and beliefs concerning future events. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties. When considering any statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases or expressions such as “achieve,” “forecast,” “plan,” “propose,” “strategy,” “envision,” “hope,” “will,” “continue,” “potential,” “expect,” “believe,” “anticipate,” “project,” “estimate,” “predict,” “intend,” “should,” “could,” “may,” “might” or similar forward-looking statements, we refer you to the cautionary statements concerning risk factors and “Forward-Looking Statements” described under “Risk Factors” in Item 1A of our Annual Report filed on Form 10-K filed with the SEC for the year ended December 31, 2016, and any updates to those risk factors or “Forward-Looking Statements” included in our subsequent Quarterly Reports on Form 10-Q filed with the SEC, which cautionary statements are incorporated herein by reference.
Non-GAAP Financial Measures
To supplement CB&I's consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including: adjusted revenue, adjusted income from operations, adjusted net income attributable to CB&I, adjusted net income attributable to CB&I per share (diluted), and adjusted operating cash flows. These non-GAAP financial measures exclude the results of CB&I's nuclear operations and non-cash charges related to the disposition of such operations. These non-GAAP financial measures are presented to enhance investors' understanding of the results of CB&I's core business operations. CB&I considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be CB&I's core operating performance, and are used by the company's management for that purpose. Management also believes that these non-GAAP financial measures allow for a better evaluation of the company's performance by facilitating a meaningful comparison of the company's core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.
Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company's operating results. The presentation of these non-GAAP financial measures and key metrics is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures presented by other companies. For more information on these non-GAAP financial measures and key metrics, please see the tables captioned “Non-GAAP Supplemental Adjusted Segment Information,” “Reconciliation of Non-GAAP Supplemental Adjusted Financial Data” and “Non-GAAP Supplemental Adjusted Financial Data” which are included at the end of this release.

Chicago Bridge & Iron Company N.V.
Non-GAAP Supplemental Adjusted Segment Information
(amounts adjusted to exclude non-cash charges related to goodwill impairment, loss on net assets sold and intangible assets impairment, and the results of our former nuclear operations) (1)
(in thousands)

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2016		2015		2016		2015

NEW AWARDS		% of		% of		% of		% of
		Total		Total		Total		Total
Engineering & Construction	$325,636	24%	$1,778,520	55%	$3,104,874	44%	$6,037,499	48%
Fabrication Services	421,588	30%	493,816	15%	1,273,971	18%	3,106,563	25%
Technology	168,672	12%	321,892	10%	479,409	7%	577,540	5%
Capital Services	475,600	34%	660,118	20%	2,205,903	31%	2,744,531	22%
Total	$1,391,496		$3,254,346		$7,064,157		$12,466,133

REVENUE		% of		% of		% of		% of
		Total		Total		Total		Total
Engineering & Construction	$1,385,885	55%	$1,510,891	55%	$6,105,488	57%	$5,636,517	52%
Fabrication Services	553,338	22%	553,350	20%	2,110,310	20%	2,442,690	22%
Technology	64,863	2%	88,494	3%	284,424	3%	399,099	4%
Capital Services	535,947	21%	616,570	22%	2,179,336	20%	2,390,031	22%
Total	$2,540,033		$2,769,305		$10,679,558		$10,868,337

INCOME (LOSS) FROM OPERATIONS		% of		% of		% of		% of
		Revenue		Revenue		Revenue		Revenue
Engineering & Construction	$(34,652)	(2.5)%	$112,484	7.4%	$306,852	5.0%	$415,380	7.4%
Fabrication Services	22,415	4.1%	55,523	10.0%	183,141	8.7%	225,267	9.2%
Technology	28,575	44.1%	34,201	38.6%	105,293	37.0%	150,877	37.8%
Capital Services	18,297	3.4%	25,068	4.1%	62,944	2.9%	74,060	3.1%
Total	$34,635	1.4%	$227,276	8.2%	$658,230	6.2%	$865,584	8.0%

(1)    The three and twelve months ended December 31, 2016, exclude a $655,000 goodwill impairment charge within our Capital Services operating group and a $148,148 charge within our Engineering & Construction operating group resulting from the establishment of a reserve for a receivable balance associated with the deferred transaction consideration (the “Transaction Receivable”) recorded in connection with the sale of our former nuclear operations on December 31, 2015. The three and twelve months ended December 31, 2015, exclude the results of our former nuclear operations and charges of $345,371 and $1,505,851, respectively, within our Engineering & Construction operating group related to the disposition of the nuclear operations. The exclusion of these items are non-GAAP financial measures, which we believe provides users a better indication of our operating performance. See “Reconciliation of Non-GAAP Supplemental Adjusted Financial Data” table.

Chicago Bridge & Iron Company N.V.
Segment Information
(in thousands)

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2016		2015		2016		2015

NEW AWARDS (1)		% of		% of		% of		% of
		Total		Total		Total		Total
Engineering & Construction	$325,636	24%	$1,786,671	55%	$3,104,874	44%	$6,709,864	51%
Fabrication Services	421,588	30%	493,816	15%	1,273,971	18%	3,106,563	24%
Technology	168,672	12%	321,892	10%	479,409	7%	577,540	4%
Capital Services	475,600	34%	660,118	20%	2,205,903	31%	2,744,531	21%
Total	$1,391,496		$3,262,497		$7,064,157		$13,138,498

REVENUE		% of		% of		% of		% of
		Total		Total		Total		Total
Engineering & Construction	$1,385,885	55%	$2,016,550	61%	$6,105,488	57%	$7,697,684	60%
Fabrication Services	553,338	22%	553,350	17%	2,110,310	20%	2,442,690	19%
Technology	64,863	2%	88,494	3%	284,424	3%	399,099	3%
Capital Services	535,947	21%	616,570	19%	2,179,336	20%	2,390,031	18%
Total	$2,540,033		$3,274,964		$10,679,558		$12,929,504

(LOSS) INCOME FROM OPERATIONS		% of		% of		% of		% of
		Revenue		Revenue		Revenue		Revenue
Engineering & Construction (2)	$(182,800)	(13.2)%	$(180,852)	(9.0)%	$158,704	2.6%	$(875,321)	(11.4)%
Fabrication Services	22,415	4.1%	55,523	10.0%	183,141	8.7%	225,267	9.2%
Technology	28,575	44.1%	34,201	38.6%	105,293	37.0%	150,877	37.8%
Capital Services (3)	(636,703)	(118.8)%	25,068	4.1%	(592,056)	(27.2)%	74,060	3.1%
Total	$(768,513)	(30.3)%	$(66,060)	(2.0)%	$(144,918)	(1.4)%	$(425,117)	(3.3)%

BACKLOG (1)	December 31, 2016		% of Total		December 31, 2015		% of Total
Engineering & Construction	$9,916,948		54%		$12,892,804		57%
Fabrication Services	2,114,550		11%		3,107,500		14%
Technology	1,025,723		6%		963,058		4%
Capital Services	5,398,012		29%		5,680,577		25%
Total	$18,455,233				$22,643,939

(1)   New awards represent the value of new project commitments received by the Company during a given period, as well as scope growth on existing commitments.  Backlog includes the value of new awards until work is performed and revenue is recognized or until cancellation. Backlog may fluctuate with currency movements.

(2)    The three and twelve months ended December 31, 2016, include a $148,148 charge related to the establishment of a reserve for the Transaction Receivable associated with the sale of our former nuclear operations on December 31, 2015. Additionally, the three and twelve months ended December 31, 2015, include charges of $345,371 and $1,505,851, respectively, related to the disposition of the nuclear operations.

(3) The three and twelve months ended December 31, 2016, include a $655,000 goodwill impairment charge.

Chicago Bridge & Iron Company N.V.
Reconciliation of Non-GAAP Supplemental Adjusted Financial Data
(amounts adjusted to exclude non-cash charges related to goodwill impairment and loss on net assets sold)
(in thousands, except per share data)

	Three Months Ended December 31, 2016 (1)
	As Reported	Goodwill Impairment	Transaction Receivable Reserve	Excluding Charges

Engineering & Construction
Loss from operations	$(182,800)	$—	$148,148	$(34,652)

Capital Services
(Loss) income from operations	$(636,703)	$655,000	$—	$18,297

CB&I Consolidated
(Loss) income from operations	$(768,513)	$655,000	$148,148	$34,635
Net (loss) income attributable to CB&I	$(665,693)	$655,000	$96,296	$85,603
Net (loss) income attributable to CB&I per share (diluted) (2)	$(6.65)	$6.55	$0.95	$0.85

	Twelve Months Ended December 31, 2016 (1)
	As Reported	Goodwill Impairment	Transaction Receivable Reserve	Excluding Charges

Engineering & Construction
Income from operations	$158,704	$—	$148,148	$306,852

Capital Services
(Loss) income from operations	$(592,056)	$655,000	$—	$62,944

CB&I Consolidated
(Loss) income from operations	$(144,918)	$655,000	$148,148	$658,230
Net (loss) income attributable to CB&I	$(313,169)	$655,000	$96,296	$438,127
Net (loss) income attributable to CB&I per share (diluted) (2)	$(3.05)	$6.35	$0.93	$4.23

(1)   The summary unaudited adjusted financial information for both the three and twelve months ended December 31, 2016, reflects the removal of a goodwill impairment charge within our Capital Services operating group and a charge within our Engineering & Construction operating group resulting from the establishment of a reserve for the Transaction Receivable associated with the sale of our former nuclear operations on December 31, 2015. The exclusion of these items are non-GAAP financial measures, which we believe provides users a better indication of our operating performance. The summary unaudited adjusted financial information is for illustrative purposes only. The above should be read together with the historical financial statements, including the related notes thereto, included in CB&I’s Annual Report on Form 10-K for the year ended December 31, 2016.

(2)   The unadjusted per share amounts for the three and twelve months ended December 31, 2016, are based upon diluted weighted average shares that are equivalent to our basic weighted average shares of 100,090 and 102,811, respectively, due to the net loss for the periods, and the adjusted per share amounts are based upon diluted weighted average shares of 100,991 and 103,662, respectively.

Chicago Bridge & Iron Company N.V.
Reconciliation of Non-GAAP Supplemental Adjusted Financial Data
(amounts adjusted to exclude non-cash charges related to goodwill impairment, loss on net assets sold and intangible assets impairment, and the results of our former nuclear operations)
(in thousands, except per share data)

	Three Months Ended December 31, 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business

Engineering & Construction
Revenue	$2,016,550	$—	$(505,659)	$1,510,891
(Loss) income from operations	$(180,852)	$345,371	$(52,035)	$112,484
New Awards	$1,786,671	$—	$(8,151)	$1,778,520

CB&I Consolidated
Revenue	$3,274,964	$—	$(505,659)	$2,769,305
(Loss) income from operations	$(66,060)	$345,371	$(52,035)	$227,276
Net (loss) income attributable to CB&I	$(65,725)	$230,910	$(31,741)	$133,444
Net (loss) income attributable to CB&I per share (diluted) (2)	$(0.63)	$2.19	$(0.30)	$1.26
New Awards	$3,262,497	$—	$(8,151)	$3,254,346
Operating Cash Flows	$117,208	$—	$252,865	$370,073

	Twelve Months Ended December 31, 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business

Engineering & Construction
Revenue	$7,697,684	$—	$(2,061,167)	$5,636,517
(Loss) income from operations	$(875,321)	$1,505,851	$(215,150)	$415,380
New Awards	$6,709,864	$—	$(672,365)	$6,037,499

CB&I Consolidated
Revenue	$12,929,504	$—	$(2,061,167)	$10,868,337
(Loss) income from operations	$(425,117)	$1,505,851	$(215,150)	$865,584
Net (loss) income attributable to CB&I	$(504,415)	$1,135,140	$(131,241)	$499,484
Net (loss) income attributable to CB&I per share (diluted) (2)	$(4.72)	$10.58	$(1.22)	$4.64
New Awards	$13,138,498	$—	$(672,365)	$12,466,133
Operating Cash Flows	$(56,214)	$—	$1,133,350	$1,077,136

(1)   The summary unaudited adjusted financial information for the three and twelve months ended December 31, 2015 reflects the removal of the results of our former nuclear operations sold on December 31, 2015, and reflects the removal of the related disposition charges, within our Engineering & Construction operating group. The exclusion of these items are non-GAAP financial measures, which we believe provides users a better indication of our operating performance. The summary unaudited adjusted financial information is for illustrative purposes only. The removal of the results of the former nuclear operations is based on assumptions and estimates considered appropriate by CB&I management; however, it is not necessarily indicative of what CB&I's consolidated financial position or results of operations actually would have been assuming the transaction was completed on January 1, 2015, and does not purport to represent CB&I's consolidated financial position or results of operations for future periods. The above should be read together with the historical financial statements, including the related notes thereto, included in CB&I’s Annual Report on Form 10-K for the year ended December 31, 2015.

(2)   The unadjusted per share amounts for the three and twelve months ended December 31, 2015 are based upon diluted weighted average shares that are equivalent to our basic weighted average shares of 104,763 and 106,766, respectively, due to the net loss for the periods, and the adjusted per share amounts are based upon diluted weighted average shares of 105,926 and 107,719, respectively.

Chicago Bridge & Iron Company N.V.
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,
	2016	2015	2016	2015

Revenue	$2,540,033	$3,274,964	$10,679,558	$12,929,504
Cost of revenue	2,422,676	2,893,659	9,653,502	11,417,188
Gross profit	117,357	381,305	1,026,056	1,512,316
% of Revenue	4.6%	11.6%	9.6%	11.7%

Selling and administrative expense	86,732	99,101	349,874	387,027
% of Revenue	3.4%	3.0%	3.3%	3.0%

Intangibles amortization	10,183	12,083	42,439	57,625
Equity earnings	(15,457)	(9,939)	(26,826)	(15,689)
Goodwill impairment	655,000	—	655,000	453,100
Loss on net assets sold and intangible assets impairment	148,148	345,371	148,148	1,052,751
Other operating expense, net	1,264	749	2,339	2,619
Loss from operations	(768,513)	(66,060)	(144,918)	(425,117)
% of Revenue	(30.3)%	(2.0)%	(1.4)%	(3.3)%

Interest expense	(26,945)	(25,935)	(105,349)	(94,360)
Interest income	4,848	1,995	13,004	8,285
Loss before taxes	(790,610)	(90,000)	(237,263)	(511,192)

Income tax benefit (expense)	129,858	42,956	(2,560)	81,231
Net loss	(660,752)	(47,044)	(239,823)	(429,961)

Less: Net income attributable to noncontrolling interests	(4,941)	(18,681)	(73,346)	(74,454)
Net loss attributable to CB&I	$(665,693)	$(65,725)	$(313,169)	$(504,415)

Net loss attributable to CB&I per share:
Basic	$(6.65)	$(0.63)	$(3.05)	$(4.72)
Diluted	$(6.65)	$(0.63)	$(3.05)	$(4.72)

Weighted average shares outstanding:
Basic	100,090	104,763	102,811	106,766
Diluted	100,090	104,763	102,811	106,766

Cash dividends on shares:
Amount	$7,007	$7,307	$28,733	$29,847
Per share	$0.07	$0.07	$0.28	$0.28

Non-GAAP Supplemental Adjusted Financial Data
(amounts adjusted to exclude non-cash charges related to goodwill impairment, loss on net assets sold and intangible assets impairment, and the results of our former nuclear operations) (1)

Adjusted income from operations	$34,635	$227,276	$658,230	$865,584
Adjusted % of Revenue	1.4%	8.2%	6.2%	8.0%

Adjusted net income attributable to CB&I	$85,603	$133,444	$438,127	$499,484
Adjusted net income attributable to CB&I per share (diluted)	$0.85	$1.26	$4.23	$4.64

(1)   The three and twelve months ended December 31, 2016, exclude a $655,000 goodwill impairment charge and a $148,148 ($96,296 after tax) charge resulting from the establishment of a reserve for the Transaction Receivable associated with the sale of our former nuclear operations on December 31, 2015. The three and twelve months ended December 31, 2015, exclude $52,035 and $215,150, respectively ($31,741 and $131,241 after tax, respectively) of income related to our former nuclear operations and charges of $345,371 and $1,505,851, respectively ($230,910 and $1,135,140 after tax, respectively) related to the disposition of the nuclear operations. The exclusion of these items are non-GAAP financial measures, which we believe provides users a better indication of our operating performance. See “Reconciliation of Non-GAAP Supplemental Adjusted Financial Data” table.

Chicago Bridge & Iron Company N.V.
Condensed Consolidated Balance Sheets
(in thousands)

	December 31,	December 31,
	2016	2015
ASSETS

Current assets	$2,541,752	$3,367,299
Equity investments	175,277	136,845
Property and equipment, net	565,690	604,043
Goodwill and other intangibles, net	3,411,259	4,122,455
Other non-current assets	1,145,442	961,418
Total assets	$7,839,420	$9,192,060

LIABILITIES AND SHAREHOLDERS' EQUITY

Current maturities of long-term debt and other borrowings, net	$911,410	$800,871
Other current liabilities	3,624,839	4,056,077
Long-term debt, net	1,287,923	1,791,832
Other non-current liabilities	453,911	379,690

Shareholders' equity	1,561,337	2,163,590
Total liabilities and shareholders’ equity	$7,839,420	$9,192,060

Condensed Consolidated Statements of Cash Flows and Other Financial Data
(in thousands)

	Twelve Months
	Ended December 31,
	2016	2015
CASH FLOWS

Cash flows from operating activities	$654,458	$(56,214)
Cash flows from investing activities	(169,289)	(381,676)
Cash flows from financing activities	(482,170)	697,404
Effect of exchange rate changes on cash and cash equivalents	(48,064)	(60,616)
(Decrease) increase in cash and cash equivalents	(45,065)	198,898
Cash and cash equivalents, beginning of the year	550,221	351,323
Cash and cash equivalents, end of the year	$505,156	$550,221

OTHER FINANCIAL DATA

Decrease (increase) in receivables, net	$603,558	$(213,508)
Change in contracts in progress, net	(360,486)	(939,608)
Decrease (increase) in inventory	95,528	(6,091)
(Decrease) increase in accounts payable	(56,501)	105,856
Change in contract capital	$282,099	$(1,053,351)

Depreciation and amortization	$122,522	$161,135
Capital expenditures	$52,462	$78,852

Investors: Scott Lamb, +1 832 513 1068, Scott.Lamb@CBI.com
Media: Gentry Brann, +1 832 513 1031, Gentry.Brann@CBI.com